SUPPLEMENT DATED JUNE 25, 2010 TO THE BB&T FUNDS
CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS, INSTITUTIONAL SHARES PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED FEBRUARY 1, 2010, AS AMENDED,
AND THE BB&T EQUITY INDEX FUND CLASS A, CLASS B, AND CLASS C SHARES PROSPECTUS,
INSTITUTIONAL SHARES PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,
EACH DATED MAY 1, 2010, AS AMENDED
This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the BB&T Funds’ Class A, Class B and Cla0ss C Shares Prospectus, Institutional Shares Prospectus (the “Prospectuses”) and Statement of Additional Information, each dated February 1, 2010, as amended, and the BB&T Equity Index Fund Class A, Class B, and Class C Shares Prospectus, Institutional Shares Prospectus, and Statement of Additional Information, each dated May 2, 2010, as amended:
All BB&T Funds
BB&T Corporation (“BB&T”) has entered into an agreement whereby it will modify its relationship with Sterling Capital Management (“Sterling”). To implement this new arrangement, the Sterling management group has entered into an agreement with BB&T that will reduce and restructure management’s interest (the “Transaction”). Under the Transaction, management will continue to have a substantial profits interest. Following the Transaction, it is expected that BB&T Asset Management, Inc. (“BB&TAM”), a wholly owned subsidiary of BB&T, will merge with and into Sterling (the “Merger” and, together with the Transaction, the “Reorganization”). The Reorganization has been deemed to constitute a change of control of Sterling and BB&TAM.
BB&TAM currently serves as investment adviser to all of the BB&T Funds (except the Sterling Capital Small Cap Value Fund). Sterling currently serves as investment adviser to the Sterling Capital Small Cap Value Fund and as investment sub-adviser to the BB&T Mid Cap Value Fund and the BB&T Total Return Bond Fund. BB&TAM also has entered into investment sub-advisory agreements with each of Artio Global Management LLC (“Artio”), Federated Investment Management Company (“Federated”), and Scott & Stringfellow LLC (“Scott & Stringfellow”) (collectively, the “Sub-Advisers”) to provide sub-advisory services to certain BB&T Funds. The Transaction (in the case of the Sterling Capital Small Cap Value Fund, the BB&T Mid Cap Value Fund, and the BB&T Total Return Bond Fund) and the Merger (in the case of all BB&T Funds except the Sterling Capital Small Cap Value Fund) automatically terminate the investment advisory and sub-advisory agreements between BB&TAM and Sterling and the respective BB&T Funds for which each serves as investment adviser or sub-adviser and the sub-advisory agreements between BB&TAM and the Sub-Advisers.
On June 23, 2010, the Board of Trustees of BB&T Funds (the “Board”) approved a new investment advisory agreement between BB&T Funds, on behalf of each of its series, and Sterling. The Board also approved new investment sub-advisory agreements between Sterling and each of (i) Artio, with respect to BB&T International Equity Fund; (ii) Federated, with respect to BB&T National Tax-Free Money Market Fund and BB&T Prime Money Market Fund; and (iii) Scott & Stringfellow, with respect to BB&T Equity Income Fund and BB&T Special Opportunities Equity Fund. The new investment advisory and sub-advisory agreements will become effective with respect to a BB&T Fund upon approval by shareholders of the Fund. The Board of Trustees also approved interim investment advisory and sub-advisory agreements between BB&TAM and Sterling and the respective BB&T Funds for which each serves as investment adviser or sub-adviser and interim sub-advisory agreements between Sterling and each of the Sub-Advisers (the “Interim Agreements”). The Interim Agreements will become effective only if shareholder approval of a new investment advisory or sub-advisory agreement has not been obtained with respect to a Fund before the closing of the Transaction or the Merger, as applicable.
BB&T Intermediate U.S. Government Fund, BB&T Short U.S. Government Fund, and BB&T Total Return Bond Fund
Effective immediately, the disclosure in each Prospectus under the heading “Additional Investment Strategies and Risks – All Taxable Bond Funds” (including certain minimum credit guidelines for mortgage-backed securities) is deleted.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE
BBT-ALLSUP-6/10